SUN CAPITAL ADVISERS TRUST

Supplement dated November 23, 2005

to the Statement of Additional Information dated May 1, 2005

Under "Trustees and Officers" in the Statement of Additional Information, in the section describing the "Other Trusteeships/Directorships Held by Trustee" related to Michael P. Castellano on page 21 the current disclosure is replaced in its entirety with the following:

Director and Chairman of the Audit Committee, Perfect Data Corporation since 2005. Director and Chairman of the Audit Committee of Puradyn Filter Technologies, Inc. until November 30, 2005.